                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of TransTechnology Corporation (the "Company") on Form 10-Q for the quarterly period ended June 26, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 31, 2005                   Robert L.G. White
                                        ----------------------------------------
                                        Robert L.G. White,
                                        President & Chief Executive Officer


Date: August 31 2005                    Joseph F. Spanier
                                        ----------------------------------------
                                        Joseph F. Spanier,
                                        Chief Financial Officer


                                       23